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                                                                   Exhibit 10.2

                                  H POWER CORP.
                             2000 Stock Option Plan

1. PURPOSE OF THE PLAN

            The purpose of the H POWER CORP. 2000 STOCK OPTION PLAN (the "Plan") is (i) to further the growth and success of H POWER CORP., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined) by enabling directors and employees of, and consultants to, the Company and any of its Subsidiaries to acquire shares of the Company's common stock, $.001 par value (the "Common Stock"), thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan may be either "incentive stock options" ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). For purposes of the Plan, the terms "Parent" and "Subsidiary" shall mean "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code. Unless the context otherwise requires, any ISO or NSO shall hereinafter be referred to as an "Option."

2. ADMINISTRATION OF THE PLAN

            (a) Committee

            The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of at least two persons appointed from time to time by the Board (the "Committee"). The members of the Committee may be removed by the Board at any time either with or without cause. Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term "Committee" shall, for all purposes of the Plan other than this Section 2, be deemed to refer to the Board if the Board is administering the Plan.

            (b) Procedures

            If the Plan is administered by a Committee, the Board shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the actions of the Committee.
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            (c) Interpretation

            Except as otherwise expressly provided in the Plan, the Committee shall have all powers with respect to the administration of the Plan, including, without limitation, full power and authority to interpret the provisions of the Plan and any Option Agreement (as defined in Section 5(b)), and to resolve all questions arising under the Plan. All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in the Plan.

3. SHARES OF STOCK SUBJECT TO THE PLAN

            (a) Number of Shares

            Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions), the number of shares of Common Stock subject at any one time to Options granted under the Plan, plus the number of shares of Common Stock theretofore issued and delivered pursuant to the exercise of Options granted under the Plan, shall not exceed 750,000 shares of Common Stock. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the shares of Common Stock covered by the unexercised portion of such terminated, expired or canceled Options.

            (b) Character of Shares

            The shares of Common Stock issuable upon exercise of an Option granted under the Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company's treasury or (iii) a combination of the foregoing.

            (c) Reservation of Shares

            The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.

4. ELIGIBILITY

            (a) General

            Options may be granted under the Plan only to (i) persons who are employees of, or consultants to, the Company or any of its Subsidiaries and (ii) persons who are directors of the Company or any of its Subsidiaries.


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            Options granted to employees of the Company or any of its
Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to consultants to or directors of the Company or any of its Subsidiaries who are not employees of the Company or any of its Subsidiaries shall be NSOs. Notwithstanding the foregoing, Options may be conditionally granted to persons who are prospective employees or directors of, or consultants to, the Company or any of its Subsidiaries; provided, that any such conditional grant of an ISO to a prospective employee shall, by its terms, become effective no earlier than the date on which such person actually becomes an employee.

            (b) Exceptions

            Anything contained in Section 4(a) to the contrary notwithstanding:

                        (i) no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 424(b)(6) and 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (A) the Option Price (as defined in Section 6(a)) of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such shares and
      (B) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted; and

                        (ii) no Options may be granted to any person in any one taxable year of the Company in excess of 33% of the total Options issued and issuable under the Plan.

5. GRANT OF OPTIONS

            (a) General

            Options may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date (as defined in Section 11). Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine:

                        (i) the persons (from among the class of persons eligible to receive Options under the Plan) to whom Options shall be granted (the "Optionees");

                        (ii) the time or times at which Options shall be granted;

                        (iii) the number of shares subject to each Option;


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                        (iv) the Option Price of the shares subject to each
      Option, which price, in the case of ISOs, shall be not less than the minimum specified in Section 4(b)(i) or 6(a) (as applicable); and

                        (v) the time(s) when and/or conditions to each Option becoming exercisable and the duration of the exercise period.

            (b) Option Agreements

            Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in the Plan. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), containing such terms and conditions and in such form, not inconsistent with the Plan, as the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Company and the Optionee.

            (c) No Evidence of Employment or Service

            Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

            (d) Date of Grant

            The date of grant of an Option under the Plan shall be the date as of which the Committee approves the grant; provided, that in the case of an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.

6. OPTION PRICE

            (a) General

            Subject to Section 9, the price (the "Option Price") at which each share of Common Stock subject to an Option granted under the Plan may be purchased shall be determined by the Committee at the time the Option is granted (but, to the extent required by applicable law, shall not be less than the par value of the Common Stock); provided, that in the case of an ISO, such Option Price shall in no event be less than 100% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such share of Common Stock.


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            (b) Determination of Fair Market Value

            Subject to the requirements of Section 422 of the Code, for purposes of the Plan, the "Fair Market Value" of shares of Common Stock shall be equal to:

                        (i) if such shares are publicly traded, (x) the closing price, if applicable, or the average of the last bid and asked prices on the date of grant, in the over-the-counter market as reported by NASDAQ or (y) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices on the date of grant or on the principal national securities exchange on which it is so traded; or

                        (ii) if there is no public trading market for such shares, the fair value of such shares on the date of grant as determined in good faith by the Committee.

            Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Section 6(b)(ii) shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (c) Repricing of Options

            Subsequent to the date of grant of any Option, the Committee may, at its discretion and with the consent the Optionee, establish a new Option Price for such Option so as to increase or decrease the Option Price of such NSO, subject, in the case of an ISO, to Section 4(6)(i) and 6(a) (with such repricing being deemed a new grant for purposes thereof).

7. EXERCISABILITY OF OPTIONS

            (a) Committee Determination

            Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares subject to the Option, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, that if the Company files a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), for the initial public offering of its securities, no Option granted under the Plan shall be exercisable during the 180-day period immediately following the effective date of such registration statement. Subject to the proviso of the immediately preceding sentence, if an Option is not at the time of grant immediately exercisable, the Committee may
(i) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events and/or ( ii) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.


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            (b) Termination of Employment or Service

            Unless otherwise determined by the Committee at grant or, if no rights of an Optionee are thereby reduced, thereafter, and subject to earlier termination in accordance with the provisions hereof, the following rules apply with regard to Options held by an Optionee at the time of his termination of employment or other service with the Company and its Subsidiaries:

                        (i) If an Optionee's employment or service terminates by reason of death or "permanent and total disability" (as defined in Section 22(e)(3) of the Code), then: (x) any Option held by the Optionee that is not then exercisable shall thereupon terminate, and (y) any Option that is then exercisable shall remain exercisable by the Optionee (or the deceased Optionee's beneficiary) for the 12 month period following such termination or, if sooner, until the expiration of the stated term of the Option, and, to the extent it is not exercised within such period, shall thereupon terminate.

                        (ii) If an Optionee's employment or service is terminated by the Company or its Subsidiaries for Cause (as defined below) or if, at the time of his termination, grounds for a termination for Cause exist, then any Option held by the Optionee (whether or not vested or exercisable) shall immediately terminate and cease to be exercisable. For purposes of the Plan, a termination for Cause shall mean: (x) in a case where there is no employment or consulting agreement between the Optionee and the Company or its Subsidiaries or where such an agreement exists but does not define "cause" (or words of like import), a termination classified by the Company or a Subsidiary as a termination due to an Optionee's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of duties, or
      (y) in a case where there is an employment or consulting agreement between the Optionee and the Company or a Subsidiary, a termination that is or would be deemed for "cause" (or words of like import) under such agreement.

                        (iii) If an Optionee's employment or service terminates for any reason (other than death, "permanent and total disability" or Cause or at a time when Cause exists) or no reason, then: (x) any Option held by the Optionee that is not then exercisable shall thereupon terminate and (y) any Option held by the Optionee which is exercisable at the time of such termination shall remain exercisable during the three month period or, if the Optionee shall die during such three-month period, the 12 month period following such termination or, if sooner, until the expiration of the stated term of the Option and, to the extent not exercised within such period, shall thereupon terminate.

8. PROCEDURE FOR EXERCISE

            (a) Payment


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            At the time an Option is granted under the Plan or thereafter, the
Committee shall permit the Optionee to specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his Option:

                        (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised;

                        (ii) shares of Common Stock having a Fair Market Value on the date of exercise (as determined in accordance with Section 6(b) as if the date of exercise were the date of grant) equal to the aggregate Option Price of the shares with respect to which the Option is being exercised, provided that, to the extent necessary to avoid adverse accounting treatment for the Company, such shares have been owned (free and clear of any liens or encumbrances) for at least six (6) months;

                        (iii) pursuant to such other methods approved by the Committee from time to time including, without limitation, in accordance with a "cashless exercise" procedure established by the Committee;

                        (iv)  a combination of the methods set forth above.

            (b) Notice

            An Optionee (or other person, as provided in Section 10(b)) may exercise an Option granted under the Plan in whole or in part (but for the purchase of whole shares only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall state:

                        (i) that the Optionee elects to exercise the Option;

                        (ii) the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

                        (iii) the method of payment for the Optioned Shares (which method must be available to the Optionee at such time);

                        (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option); and

                        (v) such further provisions consistent with the Plan as the Committee may from time to time require.


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            The exercise date of an Option shall be the date on which the
Company receives the Notice from the Optionee.

            (c) Issuance of Certificates

            The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(b)) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(b) shall have any rights or privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under the Plan until the date of payment for such shares pursuant to the Option.

9. ADJUSTMENTS

            (a) Changes in Capital Structure

            Subject to Section 9(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such, adjustments in the number and class of shares of stock with respect to which Options may be granted under the Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made. Anything contained in the Plan to the contrary notwithstanding, in the case of ISOs, no adjustment under this Section 9 (a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 424 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

            (b) Corporate Transactions

            The following rules shall apply in connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each, a "Corporate Transaction"):

                        (i) each holder of an Option outstanding at such time shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective


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      date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option with respect to all shares of Common Stock covered thereby; provided, that upon the occurrence of a Corporate Transaction, all Options granted under the Plan and not so exercised shall automatically terminate; and

                        (ii) anything contained in the Plan to the contrary notwithstanding, Section 9(b)(i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such options; provided, that in the case of ISOs, the Board shall, to the extent not inconsistent with the best interests of the Company or its Subsidiaries (such best interests to be determined in good faith by the Board in its sole discretion), use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the ISOs within the meaning of
      Section 424(h) of the Code and the regulations promulgated by the Treasury Department thereunder.

            (c) Special Rules

            The following rules shall apply in connection with Section 9(a) and
(b) above:

                        (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Section 9(a) or (b) shall be eliminated and the Optionee shall receive cash consideration for such fractional share at the rate of the Fair Market Value of such share, determined in accordance with clause (iv) below;

                        (ii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities;

                        (iii) any adjustments referred to in Section 9(a) or (b) shall be made by the Board or Committee (as the case may be) in good faith and shall be conclusive and binding on all persons holding Options granted under the Plan; and

                        (iv) Fair Market Value of a share of Common Stock shall be deemed to be the price to be paid in such Corporate Transaction for each share of Common Stock.


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10. RESTRICTIONS ON OPTIONS AND OPTIONED SHARES

            (a) Compliance With Securities Laws

            No Options shall be granted under the Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

            The Committee in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular Option:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") . THE
SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

            (b) Nonassignability of Option Rights

            No Option granted under the Plan shall be assignable or otherwise transferable by the Optionee, except by will or by the laws of descent and distribution, and any attempt to assign or otherwise transfer any such Option shall be null and void. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable, during the period specified in the applicable Option Agreement, by his or her executors or administrators to the full extent to which such Option was exercisable by the Optionee at the time of his or her death. Notwithstanding the foregoing, the Committee may permit an Optionee to transfer a NSO to such persons and on such terms and conditions as it deems appropriate from time to time.

11. EFFECTIVE DATE OF PLAN

            The Plan became effective on May 21, 1996. The date on which the Plan became effective is called the "Effective Date" herein.


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12. EXPIRATION AND TERMINATION OF THE PLAN

            Except with respect to Options then outstanding, the Plan shall expire on the first to occur of (i) the tenth anniversary of the Effective Date and (ii) the date as of which the Board, in its sole discretion, determines that the Plan shall terminate (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

13. AMENDMENT OF PLAN

            The Board may at any time prior to the Expiration Date modify and amend the Plan in any respect; provided, that the approval of the stockholders of the Company in accordance with the provisions of its Certificate of Incorporation and By-laws, shall be obtained prior to any such amendment becoming effective if such approval is necessary or desirable to comply with applicable law or self-regulatory organization requirements. No such amendment to the Plan shall adversely affect the terms or provisions of any Option granted by the Company prior to the effectiveness of such amendment without the written consent of the Company and the Optionee who holds such Option.

14. CAPTIONS

            The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

15. DISQUALIFYING DISPOSITIONS

            If Optioned Shares acquired by exercise of an ISO granted under the Plan are disposed of within two years following the date of grant of the ISO or one year following the issuance of the Optioned Shares to the Optionee (a "Disqualifying Disposition"), the holder of the Optioned Shares shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

16. WITHHOLDING TAXES

            As a condition to the exercise of any award or the delivery of any shares of Common Stock, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Option, (a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to an Optionee whether or not pursuant to the Plan or (b) the Company shall be entitled to require that the Optionee remit cash to the Company (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation


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involves a transfer of shares of Common Stock, then, unless the applicable
Option Agreement provides otherwise, at the discretion of the Committee, the Optionee may satisfy the withholding obligation described under this Section 16 by electing to have the Company withhold shares of Common Stock (which withholding will be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules).

17. OTHER PROVISIONS

            Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions which are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms or conditions which are inconsistent therewith.

18. NUMBER AND GENDER

            With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

19. GOVERNING LAW

            The validity and construction of the Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware, without regard to its principles of conflicts of law.